EXHIBIT 10(d)

                  Registration Rights Agreement

                     dated September 15, 1995







































                  REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of this 15th day of September, 1995, between VERSUS TECHNOLOGY, INC., a Delaware corporation (the "Corporation"), and the persons set forth on Schedule A hereto (the "Investors").

                       W I T N E S S E T H

     WHEREAS, the Corporation agreed to provide the Investors with registration rights as set forth herein as further consideration for the purchase by the Investors of 11,250,000 shares of Common Stock of the Corporation closing as of the date of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

     1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

     Affiliate and Associate: Such terms shall have the respective meanings assigned to them pursuant to Rule 12b-2 under the Exchange Act.

     Commission:  The United States Securities and Exchange
Commission and any successor federal agency having similar powers.

     Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations thereunder, all as at the time in effect.

     Person: An individual, partnership, joint venture, corpora-tion, trust, unincorporated organization or the government or any department or agency thereof.

     Registrable Securities:  All of the Corporation's restricted
Common Stock, $.01 par value ("Common Stock") purchased by the Investors as of the date of this Agreement.

     Registration Expenses: Except as otherwise specifically provided herein, all of the Corporation's out-of-pocket expenses, without limitation as to amount, incident to the Corporation's performance of or compliance with Section 2 herein, including, without limitation, all fees and expenses, outside messenger and delivery expenses, the fees and disbursements of counsel for the Corporation and of its independent public accountant, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the expenses of one firm of attorneys who shall represent the Investors. Registration Expenses shall not include any underwriter's discounts, commissions or transfer taxes paid by the Investors.



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     Securities Act:  The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, all as at the time in effect.

     2.   Registration

     2.1 Registration on Request (Demand Registration). (a) Request. At any one time more than six (6) months after the date hereof, upon the written request of a majority in interest of Investors that the Corporation effect the registration under the Securities Act of all or part of each Investor's Registrable Securities specifying the intended method or methods of disposition thereof, the Corporation will use its best efforts to effect the registration under the Securities Act of such securities to permit their disposition (in accordance with the intended methods thereof as aforesaid) and keep such registration open for a period of not less than nine (9) months, provided that if such registration may then be effected by the Corporation on Form S-3 or Form S-3B or any successor Form of registration, then the Corporation shall keep such registration effective until the Registerable Securities may be sold publicly pursuant to Rule 144 by persons who are not affiliates of the Company.

     (b)  Registration Statement Form.  Registrations under this
Section 2.1 shall be on an appropriate registration form of the Commission as determined by the Corporation and shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Investors' request for such registration.

     (c)  Expenses.  The Corporation will pay all Registration
Expenses in connection with any registration of the Registrable
Securities.

     2.2 Incidental Registration (Piggyback Registration). (a) Notice and Request. If the Corporation at any time proposes to register any of its securities under the Securities Act (except registrations solely for registration of shares in connection with an employee benefit plan or a merger or consolidation), whether or not for sale for its own account, it will each such time give prompt written notice to the Investors of its intention to do so. Upon the written request of any Investor within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor, the Corporation will use its best efforts to effect the registra-tion under the Securities Act of all Registrable Securities which the Corporation has been so requested to register by the Investor as part of the incidental registration, provided that if the Corporation shall determine for any reason not to register or to delay registration of such securities the Corporation may, at its election, give written notice of such determination to the Investors, and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any


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Registrable Securities in connection with such registration, without prejudice, however, to the rights of the Investors to request that such registration be effected as a registration under
Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1. The Registration Expenses of the Investors shall be paid by the Corporation.

     (b) Underwriters Cutback. If, in any incidental registration referred to in Section 2.2(a) above, the managing underwriter or underwriters thereof shall advise the Corporation in writing that in its or their reasonable opinion the number of securities proposed to be sold in such registration exceeds the number that can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of shares that any participant may sell), the Corporation will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters can be sold without having a material adverse effect on the success of the offering as follows: (i) first, all of the shares to be issued and sold by the Corporation and (ii) second, the Registrable Securities requested to be included in such registration by the Investors and any other Person pro rata on the basis of the aggregate number of shares requested to be included.

     (c) Sales during Registration. The Investors participating in the incidental registration agree, if requested by the managing underwriter in an underwritten public offering, not to effect any public sale or distribution of securities of the Corporation of the same class as the Registrable Securities so registered, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten offering), during the ten-day period prior to, and during the 90-day period beginning on, the closing date of the underwritten offering. Each Investor agrees that it shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any applicable class of Registrable Securities during the 90-day period commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 90 days prior written notice of such sale or distribution to the underwriter(s).

     2.3 Registration Procedures. Whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, it shall, as expeditiously as possible:




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              (i)   prepare and (within 120 days after a request for
registration is given to the Corporation or as soon thereafter as possible) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

             (ii) prepare and file with the Commission such amendments and supplements to the registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act for nine (9) months if under 2.1 and 90 days if under 2.2;

            (iii) furnish to each Investor participating such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the require-ments of the Securities Act, and such other documents, as such Investor may reasonably request;

             (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statements under such other securities or blue sky laws of such jurisdictions where an exemption is not available and as the Investors participating shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Investors participating to consummate the disposition in such jurisdictions of the securities owned by them, except that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdic-tion wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction; and

              (v) notify each Investor participating, at any time when a prospectus forming a part of such registration statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the participating Investors promptly prepare and furnish to the participating Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue


statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made.

     2.4 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The obligations of the Corporation to use its reasonable efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications.

          (a) The Corporation shall not be obligated to file any registration statement pursuant to Section 2.1 hereof at any time if the Corporation would be required to include financial state-ments audited as of any date other than the end of its fiscal year.

          (b) The Corporation shall be entitled to postpone for a period of time (which in the judgment of the Corporation is reasonable under the circumstances) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Corporation determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other proposed material transaction involving the Corporation or any of its Affiliates or that it would require the Corporation to disclose material non-public information that it deems advisable not to disclose and promptly gives the Investor written notice of such determination. Further, the Corporation shall have the right to require each Investor participating not to sell securities in a public offering for a period of up to 90 days during the effective-ness of any registration statement if the Corporation shall determine that such sale would interfere with any transaction involving the Corporation as described above or that such registra-tion would require disclosure of such material non-public informa-tion. If pursuant to the preceding sentence the Corporation has required the Investor to discontinue the sale of securities during the effectiveness of a registration statement, then the period of time any such registration statement must be kept effective pursuant to Section 2.3(ii) hereof shall be extended for a period equal to the length of such discontinuance.

          (c) If the Investor proposes that the sale of Registrable Securities pursuant to Section 2.1 hereof be an underwritten offering, the Corporation shall have the right to approve the choice of underwriters who undertake such offering.

     2.5 Indemnification. (a) Indemnification by the Corpora-tion. In the event of any registration of any Registrable Securities of the Corporation under the Securities Act pursuant to
Section 2.1 or 2.2, the Corporation will, and hereby does, indemnify and hold harmless, each Investor, its directors and officers, any underwriter and each other Person, if any, who controls any Investor or any such underwriter, against any losses,


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claims, damages or liabilities, to which any Investor or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act or any prospectus contained therein, or any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Corporation will reimburse each Investor, and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim or liability or action or proceeding in respect thereof; provided that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any such prospectus, in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of any Investor or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Corporation shall not be liable in any case to the extent that such loss, claim, damage, liability or expense arises out of an untrue or alleged untrue statement or omission or alleged omission in a prospectus, if such statement or omission is corrected in an amendment or supplement to the prospectus and the Investor thereafter fails to deliver such prospectus as amended or supplemented prior to or concurrently with the sale of the Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Investor, or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

          (b) Indemnification by the Investors. The Corporation may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1 or 2.2, that the Corporation shall have received an undertaking satisfacto-ry in all respects to it from each Investor participating, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.5) the Corporation, each director of the Corporation, each officer of the Corporation and each other person, if any, who control the Corporation within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement or any prospectus contained therein, if such statement or alleged statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Corporation by the Investor for use in the preparation of such registration



statement or prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Corporation or any such director, officer or controlling person and shall survive the transfer of such securities by the Investor.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivi-sions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemni-fying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investiga-tion. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settle-ment which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.5 (with appropriate modifications) shall be given by the Corporation and each Investor participating with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     3. Notices. All communication provided for hereunder shall be sent by first-class mail and, if to a Investor, addressed to it at the address set forth on Exhibit A, or to such other address as the Investor may have designated to the Corporation in writing, and, if to the Corporation, addressed to it at c/o Olmsted Engineering, 2320 Aero Park Court, Traverse City, MI 49686,
Attention: President, or to such other address as the Corporation may have designated to the Investor in writing.



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     4.   Assignment.  This Agreement shall be binding upon and
inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

     5. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Michigan.

     7. Counterparts. This Agreement may be executed simulta-neously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              VERSUS TECHNOLOGY, INC.


                              By:   GARY T. GAISSER
                                  _______________________
                                   Name:  Gary T. Gaisser
                                   Title:  President


                              The Investors by their Agent-in-Fact
                              pursuant to Subscription Agreements
                              signed by them

                              BDS SECURITIES CORPORATION



                              By:    JULIAN SCHROEDER
                                  ____________________
                                  Name: Julian Schroeder, President













                                Schedule A

                          Versus Technology, Inc.
                                 Investors

Name & Address                          Amount Telephone       Fax

















































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